UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026

_____________________

KLX ENERGY SERVICES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)
_____________________

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor Houston, Texas 77056 (Address of Principal Executive Offices, and Zip Code)

(832) 844-1015 (Registrant’s Telephone Number, Including Area Code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	symbol(s)	on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market
_____________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On June 2, 2026 (the “Closing Date”), KLX Energy Services Holdings, Inc., a Delaware corporation (the “Company”), completed the acquisition (the “Acquisition”) of certain assets owned by Wolf Pack Rentals, LLC, a Texas limited liability company (“Wolf Pack” or the “Seller”), pursuant to that certain asset purchase agreement, dated June 2, 2026, by and among Wolf Pack, KLX Energy Services LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (the “Buyer”), the Company and, solely for purposes of Section 8.05 thereto, Stevie Cooper and Stewart Cooper (the “Purchase Agreement”). The purchase price for the Acquisition is $17.0 million, subject to customary post-closing adjustments and to be paid as follows: (i) on the Closing Date, the Buyer paid the Seller $14.0 million in cash; (ii) 180 days after the Closing Date (the “First Deferred Payment Date”), the Buyer or the Company will pay the Seller $1.5 million (as it may be reduced pursuant to the Purchase Agreement) either in cash or shares of common stock, par value $0.01 per share, of the Company (the “common stock”), in its sole discretion, subject to the Common Stock Consideration Cap (as defined below); and (iii) 360 days after the Closing Date, the Buyer or the Company will pay the Seller $1.5 million (as it may be reduced pursuant to the Purchase Agreement) either in cash or shares of common stock, in its sole discretion, subject to the Common Stock Consideration Cap.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

To the extent the Company pays a portion of the purchase price using shares of common stock, the Company will enter into a Registration Rights Agreement with the Seller (the “Registration Rights Agreement”), pursuant to which the Company would be required to file a shelf registration statement upon the request of the Seller and certain of its affiliates to register such shares of common stock. A form of the Registration Rights Agreement is attached to the Purchase Agreement as Annex B.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

Acquisition – Stock Consideration

The shares of common stock that may be issued in the Acquisition will not be registered under the Securities Act of 1933 (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act is based upon the following factors: (a) the issuance of the shares will be an isolated private transaction by the Company that did not involve a public offering; (b) there will be only one recipient; and (c) representations from Wolf Pack to support such exemption, including with respect to Wolf Pack’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

The maximum number of shares of common stock that may be issued under the Purchase Agreement in respect of the deferred payments is 19.9% of the outstanding shares of common stock as of immediately prior to the First Deferred Payment Date (the “Common Stock Consideration Cap”). Based on the number of shares outstanding as of April 30, 2026, the Common Stock Consideration Cap would be 3,962,440 shares.

Debt for Equity Exchanges

During the period from May 21, 2026 through the date of this Current Report on Form 8-K, the Company entered into debt for equity exchange agreements (the “Exchange Agreements” and each, an “Exchange Agreement”) with certain holders (the “Noteholders”) of the Company’s Senior Secured Floating Rate Cash / PIK Notes due 2030 (the “Notes”). Pursuant to the Exchange Agreements, the Noteholders exchanged $2.19 million in aggregate principal amount of the Company’s outstanding Notes for an aggregate of 627,521 shares of common stock (the “Exchanges” and each, an “Exchange”).

The Company’s shares of common stock issued in connection with the Exchanges were not registered under the Securities Act, and were issued to existing holders of the Company’s securities without commission in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Following the Exchanges, approximately $252.5 million in aggregate principal amount of Notes will remain outstanding.

Item 7.01 Regulation FD Disclosure.

On June 2, 2026, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements, if any, required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.
(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information, if any, required by Item 9.01(b) of Form 8-K by amendment to this report not later than 71 calendar days after the date this report is required to be filed.

(d) Exhibits

Exhibit
No.	Description
2.1
Asset Purchase Agreement, dated as of June 2, 2026, by and among Wolf Pack Rentals, LLC, KLX Energy Services LLC, KLX Energy Services Holdings, Inc., and, solely for purposes of Section 8.05, Stevie Cooper and Stewart Cooper.

99.1	Press Release, dated June 2, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX Energy Services Holdings, Inc.

By:	/s/ Max L. Bouthillette
Name:	Max L. Bouthillette
Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date:	June 2, 2026